                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                          Peoples Financial Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):


--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

(5) Total fee paid:


--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:


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(3) Filing Party:


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(4) Date Filed:


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
                              [COMPANY LETTERHEAD]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS GIVEN that, pursuant to a call of its Directors, the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company") will be held at The Peoples Bank, 152 Lameuse Street, Biloxi, Mississippi, on April 11, 2001, at 7:00 P. M., local time, for the purpose of considering and voting upon the following matters:

1. To elect six (6) Directors to hold office for a term of one (l) year, or until their successors are elected and shall have qualified.

2. To approve the appointment of Piltz, Williams, LaRosa & Co. as the certified public accountants of the Company.

3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Only those shareholders of record at the close of business on February 19, 2001, shall be entitled to notice of, and to vote at, the meeting or any adjournments thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. THE PROXY ALSO MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY EXECUTION OF A SUBSEQUENTLY DATED PROXY.


                                 By Order of the Board of Directors


                                 /s/ Chevis C. Swetman
                                 -----------------------------------------------
                                 Chevis C. Swetman
                                 Chairman, President and Chief Executive Officer
Dated and Mailed at
Biloxi, Mississippi
March 9, 2001

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                   I. GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Peoples Financial Corporation (the "Company") of Proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Peoples Bank, 152 Lameuse Street, Biloxi, Mississippi, on April 11, 2001, at 7:00 P.M., local time, and any adjournment thereof, for the purposes stated in the foregoing Notice of Annual Meeting of Shareholders.

Shareholders of record of the Company's Common Stock (the "Common Stock"), at the close of business on February 19, 2001, (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. On the Record Date, the Company had outstanding 5,643,504 shares. A majority of the outstanding shares constitutes a quorum. Except in the election of directors, each share of Common Stock entitles the holder thereof to one (l) vote on each matter presented at the Annual Meeting for Shareholder approval. Action on a matter is approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions are not counted.

Any person giving a Proxy has the right to revoke it at any time before it is exercised. A shareholder may revoke his Proxy (l) by revoking it in person at the Annual Meeting, (2) by written notification to the Secretary of the Company which is received prior to the exercise of the Proxy, or (3) by a subsequent Proxy presented to the Company prior to the exercise of the Proxy. All properly executed Proxies, if not revoked, will be voted as directed. If the shareholder does not direct to the contrary, the shares will be voted "FOR" the nominees listed thereon and "FOR" each of the proposals described. Solicitation of Proxies will be primarily by mail. Officers, directors, and employees of The Peoples Bank (hereinafter referred to as the "Bank") also may solicit Proxies personally. The Company will reimburse brokers and other persons holding shares in their names, or in the names of nominees, for the expense of transmitting Proxy materials. The cost of soliciting Proxies will be borne by the Company.

The Board of Directors is not aware of any matters other than as set forth herein which are likely to be brought before the meeting. If other matters do come before the meeting, the persons named in the accompanying Proxy or their substitutes will vote the shares represented by such Proxies in accordance with the recommendations of the Board of Directors of the Company.

                            II. ELECTION OF DIRECTORS

The following nominees have been proposed by the Board of Directors for election at the Annual Meeting. The shares represented by properly executed Proxies will, unless authority to vote is withheld, be voted in favor of these persons. In the election of directors, each shareholder may vote his shares cumulatively by multiplying the number of shares he is entitled to vote by the number of directors to be elected. This product shall be the number of votes the shareholder may cast for one nominee or by distributing this number of votes among any number of nominees. If a shareholder withholds authority for one or more nominees and does not direct otherwise, the total number of votes that the shareholder is entitled to cast will be distributed equally among the remaining nominees. Should any of these nominees be unable to accept the nomination, the shares will be voted for such other persons as the Board of Directors shall nominate. Each director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Shareholders may make nominations at the meeting. The persons who will be elected to the Board of Directors will be the six nominees receiving the largest number of votes.

                                                                                            Director of
                                          Business Experience                                   Company      Director of
Name                             Age      During Last Five Years                                  Since       Bank Since
----                             ---      ----------------------                            -----------       ----------
Drew Allen                       50       President, Allen Beverages, Inc.                         1996             1993
William A. Barq                  79       Former Owner and President                               1984             1971
                                          (retired), Barq's Bottling Co., Inc.
Andy Carpenter                   53       Executive Vice President, Peoples                        1984             1984
                                          Financial Corporation; Director
                                          and Executive Vice President, The
                                          Peoples Bank
Dan Magruder                     53       President, Rex Distributing Co.,                         2000             1993
                                          Inc.
Lyle M. Page                     69       Partner, Page, Mannino, Peresich &                       2000             1973
                                          McDermott
Chevis C. Swetman                52       Chairman of the Board, President                         1984             1975
                                          and Chief Executive Officer,
                                          Peoples Financial Corporation;
                                          Chairman of the Board, Director,
                                          President and Chief Executive
                                          Officer, The Peoples Bank

              III. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

On February 19, 2001, the Company had outstanding 5,643,504 shares of its Common Stock, $1.00 par value, owned by approximately 694 shareholders. The following is certain information about the shareholders beneficially owning more than five percent of the outstanding shares of the Company.


                                                                    Amount and Nature of
Name & Address of Beneficial Owner                                  Beneficial Ownership              Percent of Class
----------------------------------                                  --------------------              ----------------
Ella Mae Barq                                                                    454,040                         8.04%
P.O. Box 1347
Biloxi, MS 39533-1347

Chevis C. Swetman(1)                                                           1,012,915                        17.94%
1210 Beach Boulevard
Biloxi, MS 39530

(1) Includes shares owned by Mr. Swetman's son, shares owned by Mr. Swetman and his wife jointly, shares owned by Mr. Swetman's IRA account, shares owned by the IRA account of Mr. Swetman's wife and shares owned by the IRA account of Mr. Swetman's son.

                IV. OWNERSHIP OF EQUITY SECURITIES BY MANAGEMENT

The table sets forth the beneficial ownership of the Company's Common Stock as of February 19, 2001, by persons who are currently serving as directors, persons nominated for election at the Annual Meeting and each of the executive officers named in Section V hereof. Also shown is the ownership by all directors and executive officers as a group. The persons listed have sole voting and investment power as to all shares except as indicated. Percent of outstanding shares of Common Stock owned is not shown where less than one percent.

                                                        Amount and Nature of                     PERCENT OF OUTSTANDING
                                                     Beneficial Ownership of                           SHARES OF COMMON
                                                                Common Stock                                      STOCK
                                                     -----------------------                     ----------------------
Drew Allen                                                             3,840
William A. Barq                                                       74,880                                      1.32%
Andy Carpenter                                                         3,492         (1)
A. Wes Fulmer                                                            432
David M. Hughes                                                          342
M. O. Lawrence, III                                                      274
Dan Magruder                                                           7,101         (2)
Lyle M. Page                                                         122,498                                      2.17%
Jeannette E. Romero                                                    1,360
Thomas J. Sliman                                                       1,600
Chevis C. Swetman                                                  1,012,915         (3)                         17.94%
Robert M. Tucei                                                       36,832
Lauri A. Wood                                                            176
Directors and executive officers of                                1,265,742                                     22.42%
the Company as a group

(1) Includes shares held in IRA accounts in the names of Mr. Carpenter and his wife.

(2) Includes shares owned by Mr. Magruder's wife and shares held in a trust account in the name of Mr. Magruder.

(3)  See note (1) at Section III.

               V. COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation for 2000, 1999 and 1998 paid by the Bank to the Company's Chief Executive Officer and its four other highest compensated executive officers whose compensation in the form of salaries and bonuses exceeded $100,000 in 2000. The Company did not pay any compensation during 2000.

                                                                                                               All Other
                                                                 Annual Compensation                        Compensation

Name and Principal Position                   Year                  Salary                  Bonus                    (1)
---------------------------                   ----                  ------                  -----                    ---
Chevis C. Swetman,                            2000                $204,035               $ 40,500                 $9,534
President and Chief Executive                 1999                $203,760               $ 77,000                 $9,840
Officer                                       1998                $170,000               $107,000                 $7,466

Andy Carpenter,                               2000                $147,175               $ 13,250                 $2,034
Executive Vice President                      1999                $147,100               $ 38,000                 $5,300
                                              1998                $125,301               $ 57,000                 $5,850

Thomas J. Sliman,                             2000                $ 96,170               $ 15,400                 $5,326
First Vice President                          1999                $ 92,100               $ 18,900                 $5,864
                                              1998                $ 78,200               $ 30,000                 $4,494

Jeannette E. Romero,                          2000                $ 94,850               $ 11,700                 $6,089
Second Vice President                         1999                $ 92,100               $ 13,900                 $5,614
                                              1998                $ 78,125               $ 25,000                 $4,971

Robert M. Tucei,                              2000                $ 94,850               $ 15,300                 $5,626
Vice President                                1999                $ 92,580               $ 18,900                 $5,864
                                              1998                $ 78,175               $ 30,000                 $4,099

(1) Includes contributions and allocations pursuant to Peoples Financial Corporation Employee Stock Ownership Plan and Peoples Financial Corporation 401K Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Bank determines the salaries and bonuses of the executive officers.

In establishing the salary of the Chief Executive Officer for 2000, the Committee primarily considered Mr. Swetman's performance and the performance of the Company during 1999 and the compensation levels of chief executive officers of comparable financial institutions. In considering the performance of the Company, the Committee considered the Company's return on average assets and asset growth, but utilized no objective criteria. The Committee utilized asset size peer group compensation data as provided by the Mississippi Bankers Association (MBA) and the Bank Administration Institute (BAI).

The Committee considered the Company's return on average assets and asset growth in establishing Mr. Swetman's bonus for 2000. Mr. Swetman was eligible to receive a bonus of up to 30 percent of his salary if the Company achieved specified return on average asset goals. In establishing Mr. Swetman's bonus for 2000, the Committee also considered the Company's asset growth during the year; however, no objective criteria were established.

For other executive officers, the Committee's recommendation concerning salaries was based upon the compensation levels of executive officers of comparable financial institutions, the performance of the Company during 1999 and the individual performance of these officers. The performance of the Company for purposes of establishing salaries was evaluated based on return on average assets. Individual performance was measured using criteria such as level of job responsibility, achievement of work goals and management skills. The Committee also considered asset size peer group compensation data as provided by the MBA and BAI for executive officers with similar duties and responsibilities.

The executive officers' bonuses for 2000 were based on the Company's performance and the performance of these individuals. The Company's performance was measured by the Company's return on average assets, and each executive officer was eligible to receive a bonus of a specified percentage of the officer's salary if the Company achieved prescribed return on asset goals. Individual performance was measured using the criteria described above in establishing salaries.

Messrs. Swetman and Carpenter abstain from discussions and decisions regarding their own compensation.

This report is presented by the Compensation Committee, consisting of the following persons:

Drew Allen, Chairman       Tyrone J. Gollott         Dan Magruder              Chevis C. Swetman
Andy Carpenter             Rex E. Kelly              Jeffrey H. O'Keefe

PERFORMANCE GRAPH

The following graph compares the Company's annual percentage change in cumulative total shareholder return on common shares over the last five years with the cumulative total return of a broad equity market index of companies with comparable market capitalization and a peer group consisting of the Media General Financial Services Industry Group 413 - Regional Southeast Banks. A list of the companies included in the peer group index follows the graph. The broad market index used in the graph is the NASDAQ Market Index. The performance of the Company's stock is calculated using the same formula used by Media General in its computation. The Company's stock was registered on the NASDAQ Small Cap Market on May 10, 2000. The market price utilized in this computation prior to May 10, 2000 is an aggregate of the trading prices known by the transfer agent for each reporting period.

This presentation assumes that $100 was invested in shares of the relevant issuers on January 1, 1996, and that dividends received were immediately invested in additional shares. The graph plots the value of the initial $100 investment at one year intervals. For purposes of constructing this data, the returns of each component issuer have been weighted according to that issuer's market capitalization.

                                            Five Year Cumulative Return


                                                1995         1996         1997        1998         1999         2000
Peoples Financial Corporation                   100.00       113.87       179.42      310.29       346.39       198.29
Broad Market                                    100.00       124.27       152.00      214.39       378.12       237.66
Peer Group                                      100.00       127.65       220.89      210.37       174.97       178.63


                                MG Industry Group 413 - Regional -Southeast Banks:

Acadiana Bancshares, Inc.               Exchange Bancshares                    National Commerce Bancorp.
Admiralty Bancorp Cl B                  Farmers Capital Bank CP                NBC Capital Corporation
Alabama National Bancorp                Fauquier Bankshares Inc.               Penseco Financial Services Corp.
AmSouth Bancorporation                  First Capital Bank                     Peoples Banctrust Co.
Area Bancshares Corp.                   First M & F Corporation                Peoples Holding Co.
Auburn National Bancorporation, Inc.    First National Bancshares              Pinnacle Bancshares
Banc Corporation                        First Tennessee National Corp.         Premier Financial Bancorporation
BancorpSouth, Inc.                      First United Bancshares                Regions Financial Corporation
Bank of the Ozarks, Inc.                Florida Banks, Inc.                    Republic Bancorp, Inc. CL A
Britton & Koontz Cap CP                 FNB Corporation (VA)                   S. Y. Bancorp, Inc.
Cardinal Financial Corp                 Four Oaks Fincorp                      Simmons First National Corp.
Chesapeake Financial SHS                Frontier National                      South Alabama Bancorp.
CNB Florida Bankshares                  Hancock Holding Company                Southcoast Financial
Community Financial Group               Heritage Bankshares                    SouthTrust Corp.
Community National                      Hibernia Corp Class A                  Trustmark Corp.
Community Trust Bncp Inc.               Iberiabank Corporation                 Union Planters Corp.
Compass Bancshares, Inc.                Intercompany Bancshares                United Financial Holding
Crescent Banking Company                Lamar Capital Corp                     United Security Bancshares
Eastern Virginia Bankshares             Mid-America Bankcorp KY                Whitney Holding Corp.
Eufaula BancCorp, Inc.                  MidSouth Bancorp

DIRECTORS' COMPENSATION

During 2000, directors who are employees of the Bank did not receive any compensation for serving on the Board of the Bank or the Company or on any Board Committee. William A. Barq, Vice Chairman of the Board of Directors of the Bank, receives an annual retainer of $3,000. All other non-employee Directors receive an annual retainer of $2,000. Non-employee Directors additionally receive $200 per board meeting attended and $100 - $150 per committee meeting attended. Directors may defer all or a portion of their Directors' fees pursuant to the Directors Deferred Income Plan which provides specified retirement and death benefits. In December 2000, the non-employee Directors of the Bank voluntarily agreed to reduce their fees by 10% as a result of the decrease in net income of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION

During 2000, no executive officer of the Company or any of its subsidiaries served as a member of the compensation committee (or other board or committee performing similar functions) or the board of directors of another entity, one of whose executive officers served on the compensation committee or board of directors of the Company.

                        VI. TRANSACTIONS WITH MANAGEMENT

No officer, director, their related entities, or their immediate family members have been indebted to the Company at any time during 2000. However, the Bank has had in the past, now has, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their related entities and immediate family members. These transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. Other than these transactions, there were no material transactions with any such persons during the year ended December 31, 2000.

                   VII. OTHER INFORMATION CONCERNING DIRECTORS

During 2000, the Company did not have standing compensation or nominating committees. However, during 2000, the Bank had standing audit and compensation committees which met on a regularly scheduled basis.

There were 8 meetings of the Board of Directors of the Company held during 2000. Of those directors serving during 2000, none attended fewer than 75 percent of the Board meetings.

          VIII. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, executive officers of the Company and holders of more than 10 percent of the Company's outstanding shares are required to file reports under Section 16 of the Securities Exchange Act of 1934. Federal regulations require disclosure of any failures to file these reports on a timely basis. The Company believes that during 2000 its officers, directors and greater than 10 percent beneficial owners complied with all filing requirements.

                             IX. EXECUTIVE OFFICERS

The following sets forth certain information with respect to the executive officers of the Company who are not also directors as of December 31, 2000:

Name (Age)                                        Position
----------                                        --------
Thomas J. Sliman (64)                             First Vice President, Peoples Financial Corporation since
                                                  2000; Senior Vice President, The Peoples Bank since 1988

Jeannette E. Romero (55)                          Second Vice President, Peoples Financial Corporation
                                                  since 2000; Senior Vice President, The Peoples Bank
                                                  since 1990

Robert M. Tucei (54)                              Vice President, Peoples Financial Corporation since
                                                  1995; Senior Vice President, The Peoples Bank since 1988

David M. Hughes (45)                              Vice President, Peoples Financial Corporation since
                                                  1995; Senior Vice President, The Peoples Bank since 1994

A. Wes Fulmer (41)                                Vice President and Secretary, Peoples Financial
                                                  Corporation since 1997; Senior Vice President, The
                                                  Peoples Bank since 1997

M. O. Lawrence, III (55)                          Vice President, Peoples Financial Corporation since
                                                  1998; Senior Vice President, The Peoples Bank since 1998

Lauri A. Wood (39)                                Chief Financial Officer and Controller, Peoples Financial
                                                  Corporation since 1994; Senior Vice President/Cashier,
                                                  The Peoples Bank since 1996

                        X. INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Piltz, Williams, LaRosa & Co., a firm of independent certified public accountants, as auditors for the fiscal year ending December 31, 2001. Piltz, Williams, LaRosa & Co. has been auditors for the Company since it commenced business in 1984 and have been associated with The Peoples Bank since 1965.

The Company has been advised that neither the firm nor any of its partners has any direct or any material indirect financial interest in the securities of the Company or any of its subsidiaries, except as auditors and consultants on accounting procedures and tax matters. The Board does not anticipate that representatives of Piltz, Williams, LaRosa & Co. will attend the Annual Meeting.

Although not required to do so, the Board of Directors has chosen to submit its appointment of Piltz, Williams, LaRosa & Co. for ratification by the Company's shareholders. It is the intention of the persons named in the PROXY to vote such Proxy "FOR" the ratification of this appointment. If this proposal does not pass, the Board of Directors will reconsider the matter.

                           XI. AUDIT COMMITTEE REPORT

The Board of Directors has established an Audit Committee. The Audit Committee oversees the operation of the Company's Audit Department. Audit Committee members meet the independence requirements for serving on audit committees as set forth in the corporate governance standards of NASDAQ. The Audit Committee also meets periodically with the independent public accountants for the Company and its subsidiaries, and makes recommendations to the Board of Directors concerning any matters related to the independent public accountants. The Audit Committee met five (5) times during 2000.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee has discussed with the independent auditors the auditors' independence, and has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1.

Based upon the reviews and discussions with management and the independent auditors as referenced above, the Audit Committee has recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

The Board of Directors has adopted a written Audit Committee Charter, as presented in Appendix A.

This report is presented by the Audit Committee, consisting of the following persons:

Drew Allen, Chairman               William A. Barq            Dan Magruder

                       XII. INDEPENDENT ACCOUNTANTS' FEES

The following table sets forth the aggregate fees billed by the independent accountants for the Company's most recent fiscal year for professional services rendered for: (i) the audit of the Company's annual financial statements including work related to quarterly reviews, (ii) information technology consulting services provided to the Company and (iii) all other services provided to the Company.

                                                 Information
                                                 Technology
                         Audit Fees              Consulting Fees         Other Fees
                         ----------              ---------------         ----------
                          $80,000                 $    -0-                $20,000

The Audit Committee has considered whether the independent auditors' provision of non-audit service is compatible with maintaining the auditors' independence.

                        XIII. PROPOSALS OF SHAREHOLDERS

In order for a shareholder proposal to be included in a Proxy Statement and form of Proxy prepared by the Board of Directors, it must meet the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and be received at the principal executive offices of the Company not less than 120 days in advance of the date the previous year's Proxy Statement and form of Proxy were mailed to shareholders. Thus, a shareholder proposal must be received before November 9, 2001 in order to be included in the Proxy Statement and form of Proxy for the 2002 annual meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Chevis C. Swetman

                                            Chevis C. Swetman
                                            Chairman

Appendix A:             CHARTER OF THE AUDIT COMMITTEE OF
                          PEOPLES FINANCIAL CORPORATION

The Board of Directors is charged with overseeing the actions of management and assuring that the Company and its subsidiaries are operated in a sound manner. To carry out these duties, the Board appoints its members to committees to more effectively address various functional concerns. Accordingly, the Board of Directors has established an Audit Committee from among its members.

Organization

Such committee shall be comprised of at least three (3) members of the Board of Directors who meet the qualifications outlined below. One member of the committee shall be appointed Chairman and will be responsible for leadership of the committee. All such members will have voting authority. The Audit Committee will meet with both the internal auditors and the independent auditors.

Qualification

Voting members of the Audit Committee must be active directors of the Peoples Financial Corporation. All members must be generally knowledgeable in financial and auditing matters. At least one member of the Audit Committee must have accounting or related financial management expertise. Furthermore, in order to be eligible for the committee, the director must be independent. Independence is defined according to the following requirements:

         1. May not be or have been an officer or employee of the Peoples Financial Corporation or its affiliates (during the last five years)

         2. May not have an immediate family member who is or has been in the past five years, employed by the Company or its affiliates as an executive officer.

         3. May not have been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         4. May not have accepted any compensation from the Company or its affiliates other than compensation for board service or benefits under a tax-qualified retirement plan.

         5. May not be a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that are or have been significant to the company or business organization in any of the past five years.

The Board of Directors shall determine the independence of the members based on the director's relationship with any officer or employee of the Company or its subsidiaries, direct or indirect ownership of the Company, its subsidiaries, or its affiliates, amount of outstanding extension of credit, and personal employment relationship with the Company or its subsidiaries.

Meetings

The committee shall meet at least three (3) times a year in order to carry out its duties as outlined in this charter. Such other meetings will be held as deemed necessary by the members of the committee. Minutes of such meetings shall be prepared and maintained by the designated secretary.


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The committee shall meet with the independent auditors each quarter to discuss the independent auditors' review of the Company's quarterly financial information prior to the Company's filing of Form 10-Q. The committee or its Chairman may perform this review. The committee shall also meet with the independent auditors, prior to the release of their annual independent accountants' report, to review their audit findings, including, but not limited to, significant audit adjustments whether or not recorded by the entity, the management letter comments, and the independence, including the relationships with the Company or its affiliates, of the independent auditors. In addition, the committee is expected to maintain open communication with the independent auditors, the internal auditors, and management of the Company.

Responsibilities

The duties of the Audit Committee shall include:

         1. reviewing with management and the independent auditors the scope of services required, significant accounting policies and audit conclusions regarding significant accounting estimates, and significant audit adjustments whether or not recorded by the entity

         2. reviewing with management the assessment of the adequacy of internal controls and the resolution, prevention, and detection of weaknesses in the internal control system

         3. discussing with management the selection and termination of the independent auditors

         4. establishment and submission of an internal audit policy to the Board of Directors

         5. overseeing the internal audit function including review of internal audit program and evaluation of effectiveness of internal audit department

         6. establishment of an independent audit policy and submission to the Board of Directors on an annual basis for review

Periodic Reporting To The Board of Directors

The committee shall report to the Board of Directors after each meeting.

Audit Committee Report In Proxy Statement

The committee shall provide a report for the proxy statement that states that the audit committee has discussed the audited financial statements with management, discussed with independent auditors all matters required to be discussed by SAS No. 61, ISB Standard No. 1, received certain disclosures from the auditors regarding the auditors' independence, and that based on the review and discussions referenced above, the Audit Committee recommends that the financial statements be included in the Annual Report on Form 10-K for filing with the SEC.

The Charter of the Audit Committee shall be reviewed and approved each year, and submitted to the SEC as an appendix to the proxy statement every three (3) years.


Board Approved: February 2001


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

                                      PROXY

                          PEOPLES FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 11, 2001

The undersigned hereby appoint(s) Chevis C. Swetman and Andy Carpenter, or either of them, the true and lawful attorneys- in-fact for the undersigned, with full power of substitution, to vote as proxies for the undersigned at the Annual Meeting of Shareholders of Peoples Financial Corporation (the "Company") to be held in the Directors' Room of The Peoples Bank, Biloxi, Mississippi, 39530, at 7:00 P.M., local time, on April 11, 2001, and at any and all adjournments thereof, the number of shares which the undersigned would be entitled to vote if then personally present, for the following purposes:

         1. The election of the following six persons as directors. (INSTRUCTIONS: AUTHORITY TO VOTE FOR ANY NOMINEE MAY BE WITHHELD BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.)

                  Drew Allen         William A. Barq         Andy Carpenter
                  Dan Magruder       Lyle M. Page            Chevis C. Swetman


                  For all nominees     [ ]                   Against all [ ]
                  except as indicated                        nominees

         2. To approve the appointment of Piltz, Williams, LaRosa & Co. as the independent certified public accountants of the Company.

                  Approve  [ ]          Disapprove  [ ]       Abstain  [ ]

         3. Transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                  Approve  [ ]          Disapprove  [ ]       Abstain  [ ]

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED FOR THE ABOVE PROPOSALS, UNLESS A CONTRARY DIRECTION IS INDICATED, IN WHICH CASE IT WILL BE VOTED AS DIRECTED. IF AUTHORITY IS GRANTED PURSUANT TO PROPOSAL 3 ABOVE, THE PROXIES INTEND TO VOTE ON ANY OTHER BUSINESS COMING BEFORE THE ANNUAL MEETING IN ACCORDANCE WITH THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY.

Please date the Proxy and sign your name exactly as it appears on the stock records of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If signed as a corporation, please sign full corporate name by authorized officer.


                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature

                                            Date
                                                 -------------------
                                            Number of Shares
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